Share capital	12 Months Ended
Dec. 31, 2018
Share capital [abstract]
Share capital
21	Share capital

	2018		2017
	Number of shares	Share capital	Number of shares	Share capital
		RMB ’000		RMB ’000

As at 1 January
A shares	10,500,000,000	10,500,000	10,500,000,000	10,500,000
Overseas listed foreign shares	4,700,383,440	4,700,383	4,700,383,440	4,700,383

Subtotal	15,200,383,440	15,200,383	15,200,383,440	15,200,383

Issuance of new A shares	497,709,919	497,710	-	-

As at 31 December
A shares	10,997,709,919	10,997,710	10,500,000,000	10,500,000
Overseas listed foreign shares	4,700,383,440	4,700,383	4,700,383,440	4,700,383

Total	15,698,093,359	15,698,093	15,200,383,440	15,200,383

In October 2018, the Company issued 497,709,919 A shares with a par value of RMB 1.00, at a price of RMB 6.55 per A share. Net proceeds from the issuance amounted to RMB 3.25 billion after deducting issuance costs. The difference between the net proceeds and the addition to share capital is recorded in capital surplus.